EXHIBIT 1

JOINT FILING AGREEMENT

XPLR Infrastructure, LP

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of August 14, 2025.

AAA MULTI-ASSET CREDIT STRATEGIES FUND (Z), L.P.

By:	Apollo Aligned Alternatives Advisors, L.P.,
its general partner

	By:	AAA Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

AAA MULTI-ASSET CREDIT STRATEGIES LUX FUND (Z), L.P.

By:	Apollo Aligned Alternatives Advisors, L.P.,
its general partner

	By:	AAA Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ALIGNED ALTERNATIVES ADVISORS, L.P.

By:	AAA Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ II AGGREGATOR A, L.P.

By:	Apollo Accord+ II Advisors, L.P.,
its general partner

	By:	Apollo Accord+ II Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ II ADVISORS, L.P.

By:	Apollo Accord+ II Advisors GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ACCORD+ MANAGEMENT, L.P.

By:	Apollo Accord+ Management GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ACCORD+ MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO ATLAS MASTER FUND, LLC

By:	Apollo Atlas Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ATLAS MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO DEBT SOLUTIONS BDC

By:	Apollo Credit Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT MANAGEMENT, LLC

By:	Apollo Capital Credit Management, LLC,
its sole member

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CAPITAL CREDIT MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CALLIOPE FUND, L.P.

By:	Apollo Calliope Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CALLIOPE GP, L.P.

By:	Apollo Calliope Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CALLIOPE MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN AGGREGATOR A, L.P.

By:	Apollo Credit Strategies Absolute Return Advisors, L.P.,
its general partner

	By:	Apollo Credit Strategies Absolute Return Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN MANAGEMENT, L.P.

By:	Apollo Credit Strategies Absolute Return Management GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN ADVISORS, L.P.

By:	Apollo Credit Strategies Absolute Return Advisors GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN ADVISORS GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APH HOLDINGS (FC), L.P.

By:	Apollo Principal Holdings C GP, Ltd.,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS C GP, LTD.

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	Apollo ST Fund Management LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC,
its general partner

	By:	ST Management Holdings, LLC,
its sole member

		By:	/s/ Jessica Lomm
		Name:	Jessica Lomm
		Title:	Vice President

APOLLO ST CAPITAL LLC

By:	ST Management Holdings, LLC,
its sole member

	By:	/s/ Jessica Lomm
	Name:	Jessica Lomm
	Title:	Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Vice President

APOLLO DELPHI FUND, L.P.

By:	Apollo Delphi Advisors, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO DELPHI ADVISORS, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO DELPHI MANAGEMENT, L.P.

By:	Apollo Delphi Management GP, LLC
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO DELPHI MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO EXCELSIOR, L.P.

By:	Apollo Excelsior Advisors, L.P.,
its general partner

	By:	Apollo Excelsior Ultimate GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO EXCELSIOR ADVISORS, L.P.

By:	Apollo Excelsior Ultimate GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO EXCELSIOR MANAGEMENT, L.P.

By:	Apollo Excelsior Management GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO EXCELSIOR MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.

By:	Apollo Moultrie Credit Fund Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO MOULTRIE CREDIT FUND MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND ADVISORS, L.P.

By:	Apollo Moultrie Capital Management, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO MOULTRIE CAPITAL MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APH HOLDINGS (DC), L.P.

By:	Apollo Principal Holdings B GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS B GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

Apollo PPF Credit Strategies, LLC

By:	Apollo PPF Credit Strategies Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO PPF CREDIT STRATEGIES MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO SA MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President